UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 1, 2009

SANDRIDGE ENERGY, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-33784	20-8084793
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

123 Robert S. Kerr Avenue Oklahoma City, Oklahoma		73102
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, including Area Code: (405) 429-5500

Not Applicable.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01—Entry into a Material Definitive Agreement.

On December 1, 2009, SandRidge Energy, Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Tom L. Ward, the Company’s Chairman, Chief Executive Officer and President (the “Selling Stockholder”), and Barclays Capital Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and RBC Capital Markets Corporation, as representatives of the several underwriters set forth in Schedule 1 thereto (collectively, the “Underwriters”), with respect to the offering and sale of (i) 22,000,000 shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”) by the Company, and (ii) 2,000,000 shares of Common Stock by the Selling Stockholder, at a price to the public of $8.85 per share. In connection with the offering, the Company has granted the Underwriters a 30-day option to purchase up to an aggregate of 3,600,000 additional shares of Common Stock from the Company at the same price to cover over-allotments.

The shares of Common Stock have been registered under the Securities Act of 1933 (the “Securities Act”) pursuant to Registration Statements on Form S-3 (Registration Nos. 333-158554 and 333-158556), as supplemented by the Prospectus Supplement dated December 1, 2009 relating to the shares of Common Stock offered in the offering. The closing of the offering is expected to occur on or about December 7, 2009.

In the Underwriting Agreement, the Company and the Selling Stockholder both have agreed to indemnify the Underwriters against certain liabilities, including liabilities under the Securities Act, or to contribute to payments the Underwriters may be required to make because of any of those liabilities. The foregoing description of the Underwriting Agreement is qualified in its entirety by reference to the Underwriting Agreement, which is attached hereto as Exhibit 1.1

Item 9.01—Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

1.1	Underwriting Agreement, dated December 1, 2009, among SandRidge Energy, Inc., Tom L. Ward and Barclays Capital Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and RBC Capital Markets Corporation, as representatives of the several underwriters set forth in Schedule 1 thereto.

5.1	Opinion of Covington & Burling LLP regarding legality of the shares of common stock.

23.1	Consent of Covington & Burling LLP (included in Exhibit 5.1).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SANDRIDGE ENERGY, INC.
(Registrant)

Date: December 2, 2009	By:	/s/ Dirk M. Van Doren

Dirk M. Van Doren
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

1.1	Underwriting Agreement, dated December 1, 2009, among SandRidge Energy, Inc., Tom L. Ward and Barclays Capital Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and RBC Capital Markets Corporation, as representatives of the several underwriters set forth in Schedule 1 thereto.

5.1	Opinion of Covington & Burling LLP regarding legality of the shares of common stock.

23.1	Consent of Covington & Burling LLP (included in Exhibit 5.1).